UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2021

CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan

As described below in Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on June 9, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Charah Solutions, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan. The Amendment increased the number of shares authorized for issuance pursuant to awards under the 2018 Omnibus Incentive Plan by 2,000,000 shares, for a total number of 5,006,582 shares authorized. A description of the material terms of the Amendment was included under the heading “Proposal 3:  Approval of the Amendment to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2021, as amended by the Company’s Schedule 14A amendment filed with the SEC on April 28, 2021 (the “Proxy Statement”).  Such description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On June 9, 2021, the “Company held the Annual Meeting of Stockholders.

(d) At the Annual Meeting, the Company’s stockholders elected each of the three Class III directors nominated by the Company’s Board of Directors to serve for a term of three years or until his successor is duly elected and qualified. The stockholders also ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021. The stockholders also approved the Amendment to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan.  The proposals are further described in the Proxy Statement.

Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Timothy J. Poché	33,104,822	2,944,206	3,740,328
Mark Spender	33,023,555	3,025,473	3,740,328
Dennis T. Whalen	35,919,212	129,816	3,740,328

2. Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,376,435	388,181	24,740	—

3. Approval of the amendment to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,029,771	4,949,922	69,335	3,740,328

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	First Amendment to the Charah Solutions, Inc. 2018 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	June 15, 2021	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer